UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

(Date of earliest event reported)  June 24, 2008

TEAM FINANCIAL, INC.

(Exact name of registrant as specified in its charter)

KANSAS

000-26335

48-1017164

(State or other jurisdiction

(Commission

(I.R.S. Employer

of incorporation)	File Number)	Identification No.)

8 West Peoria, Suite 200, Paola, Kansas	66071
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone, including area code:  (913) 294-9667

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written Communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

Section 8 — Other Events

Item 8.01 Other Events

Section 9 — Financial Statements and Exhibits

Item 9.01  Financial Statements and Exhibits

(d)  Exhibits

Signature

Exhibit–10.1  Press release dated June 24, 2008, which shall be deemed to be furnished rather than filed.

Section 8 — Other Events

Item 8.01 Other Events.

On June 24, 2008 the Company issued a press release which is attached as Exhibit 10.1 hereto.  The press release shall be deemed to be furnished rather than filed.

Section 9 — Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(a)           Financial Statements of businesses acquired:

Not applicable.

(b)          Pro Forma financial information:

Not applicable.

(c)  Shell company transactions:

Not applicable.

(d)  Exhibits:

Exhibit No.	Description
10.1	Press release dated June 24, 2008, which shall be deemed to be furnished rather than filed.

SIGNATURES

Pursuant to the requirement of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TEAM FINANCIAL, INC.

By:	/s/ Robert J. Weatherbie
Robert J. Weatherbie,
Chairman and Chief Executive Officer

Date: June 24, 2008